UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2007


                      STEM CELL THERAPY INTERNATIONAL, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                        000-51931              88-0374180
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                 203 N. LOIS AVENUE, 9TH FLOOR, TAMPA, FL 33607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES - ZIP CODE)

                                 (813) 600-4088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]  Pre-commencement communications


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ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICER AND ELECTION OF PRINCIPAL OFFICER


TAMPA, Fla.-September 17, 2007-Stem Cell Therapy International Inc. (OTC Bulletin Board: SCII), a leading research and development company in the regenerative medicine field, announced today the resignation of Daniel J. Sullivan and the appointment of Andrew J. Norstrud as Chief Financial Officer, effective September 13, 2007. Mr. Norstrud's time required for this position is expected to be limited, and although the terms have been agreed upon, the final contract is still pending and will be filed when completed.

ANDREW J. NORSTRUD - CHIEF FINANCIAL OFFICER

Mr. Norstrud is also the Chief Financial Officer and Senior Vice President of Jagged Peak Inc., where he has worked since October, 2005 as an integral part of the executive management team in accelerating their growth, building the necessary infrastructure and ensuring their compliance with SEC reporting guidelines. Prior to this, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. from May, 2003 to September, 2005, where he served as Chief Financial Officer, and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building an exceptional financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. The Company grew its top line revenue from less than $10,000,000 to almost $50,000,000, while he served as Chief Financial Officer. Previously, Mr. Norstrud has worked for Grant Thornton LLP (July, 2001 to May, 2003), Norco Accounting and Consulting (May 2002 to present), and Aerosonic and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a Master of Accounting with a systems emphasis from the University of Florida and is a Florida licensed Certified Public Accountant.


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STEM CELL THERAPY INTERNATIONAL, INC.

                              By:     /s/ Andrew J. Norstrud
                                      -----------------------------
                              Name:   Andrew J. Norstrud
                              Title:  Chief Financial Officer


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